Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. June 2022 Aquestive Therapeutics Corporate Presentation

Advancing medicines. Solving problems. Improving lives. ® Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant™, AQST-109, and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward- looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidate Libervant, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of loss of our’ orphan drug approval and failure to obtain resulting drug exclusivity for our products; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long- term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters and associated costs; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

Our Path

Proven track record of success

- Technology-based pharmaceutical company
- 5 FDA-approved products
- 10+ years of product sales
- 200+ patents worldwide



Near-term pipeline catalysts

- AQST-109 Epinephrine Oral Film
  - First and only orally delivered epinephrine product candidate
  - Median time to peak concentration (T_{max}) of 15 minutes
  - On track to request End-of-Phase 2 meeting in 4Q22 and commence pivotal PK study thereafter
- Libervant™ Buccal Film (diazepam)*
  - NDA filed on June 23, 2021
  - Ready to launch if granted US market access

Multiple cash-generating opportunities

- 13+ quarters of continuous growth in commercial sales of Sympazan® Oral Film (clobazam)
- Cash flow positive manufacturing business
- Business performance and capital options support commercial operations, potential Libervant launch, and pipeline development



*Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance.

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© 2022 Property of Aquestive Therapeutics, Inc.
Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. PharmFilm® Technology – Where You Need It, When You Need It™ 4

Advancing medicines. Solving problems. Improving lives. Our Team Daniel Barber President, CEO and Director Peter Boyd SVP, Business Process & Information Technology Lori J. Braender General Counsel and Chief Compliance Officer Ken Marshall Chief Commercial Officer Mark Schobel Chief Innovation & Technology Officer Gary H. Slatko, MD Chief Medical Officer Ernie Toth Chief Financial Officer Theresa Wood SVP, Human Resources 5

Our Products

Proprietary growth drivers	Preclinical	Clinical	Filed	Marketed
SYMPAZAN® Oral Film (Clobazam) (Lennox-Gastaut syndrome)				FDA Approved 2018
LIBERVANT™ Buccal Film (Diazepam) (Refractory Seizures)			Filed PDUFA 12/23/21	
AQST-109-SF (Epinephrine) (Anaphylaxis)				
AQST-108-SF (Epinephrine) (Alternative Indications)				

Licensed commercial products	Preclinical	Clinical	Filed	Marketed
Suboxone® Sublingual Film (Buprenorphine/Naloxone) (Opioid Dependence)				FDA Approved 2010; EMA and TGA Approved
Exservan™ Oral Film (Riluzole) (Amyotrophic Lateral Sclerosis/ALS)				FDA Approved 2019
Kynmobi® Sublingual Film (Apomorphine HCl) (OFF Episodes of Parkinson's)				FDA Approved 2020
Zuplenz® Oral Film (Ondansetron) (Antiemetic)				FDA Approved 2010; ANVISA Approved
Azstarys™ (serdexmethylphenidate and dexmethylphenidate) (Attention-Deficit Hyperactivity Disorder/ADHD)				FDA Approved 2021

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Aquestive®
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Reimagining How to Treat Anaphylaxis 7

Advancing medicines. Solving problems. Improving lives. Anaphylaxis: A Serious Systemic Hypersensitivity Reaction That is Usually Rapid in Onset And May Be Fatal1 As many as 49 million people in the United States are at chronic risk for acute anaphylactic episodes2 Lifetime prevalence may be higher than 5%3 Chronic allergies cost the United States healthcare system more than $18 billion annually2 52% of patients in a nationwide patient survey who had previously experienced anaphylaxis had never received an epinephrine auto-injector prescription3 60% of respondents in same patient survey did not have an epinephrine auto-injector currently available3 8 References: 1. Turner PJ, et al. World Allergy Org J. 2019;12100066 2. Fromer L. Am J Med. 2016; doi:10.1016/j.amjmed.2016.07.018 3. Wood RA, et al. J Allergy Clin Immunol. 2014;133:461-467.

Advancing medicines. Solving problems. Improving lives. Epinephrine Auto-injectors, The Current Standard of Care, Are Challenging Patients and caregivers using epinephrine auto-injectors often experience fear, anxiety, and needle phobia1,2 – Needle fear has been reported in 68% of children aged 6 to 8 years and 65% in children aged 9 to 12 years3 – Fear acquired in childhood appears to persist into adulthood4 – Additionally, some patients (or their caregivers) may be unable to properly inject the medication5 Severe outcomes and fatalities have been correlated with delayed administration of epinephrine.6,7 Late administration of epinephrine has been linked to greater risk of a biphasic reaction, which is a recurrence of anaphylaxis following treatment for the condition8 9 References: 1. Chad L, et al. Eur J Allergy Clin Immunol. 2013;68:1605-1609. 2. Orenius T, et al. SAGE Open Nursing. 2018;4:1-8. doi:10.1177/2377960818759442 3. Taddio A, et al. Vaccine. 2012;30:4807-4812. doi:10.1016/j.vaccine.2012.05.011 4. Baxter AL, et al. J Allergy Clin Immunol. 2017;139(2)(suppl AB147):469. doi:10.1016/j.jaci.2016.12.482. 5. Prince BT, et al. J Asthma Allergy. 2018;11:143-151. 6. Song TT, et al. Curr Opin Allergy Clin Immunol. 2015;15:323-328. doi:10.1097/ACI.0000000000000185 7. Dudley LS, et al. West J Emerg Med. 2015;16(3):385-387. doi:10.5811/westjem.2015.25337 8. Cardona V, et al. World Allergy Org J. 2020;13:13100472.

Advancing medicines. Solving problems. Improving lives. AQST-109: Potential to Solve These Issues AQST-109 is the first and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to: 10 Quickly deliver epinephrine to control emerging symptoms and prevent progression Alleviate the fears associated with auto-injectors and self-injection, including needle phobia1 Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections2,3 Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily3 References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. 2. Libermann P. Ann Allergy Asthma Immunol. 2005 Sep;95(3)217-26 3. Fast Track Designation Request. Aquestive Therapeutics, Inc. 2021.

AQST-109: Pharmacokinetic Values Comparable to Existing Epinephrine Auto-injectors in Part 2 of EPIPHAST Trial

- Favorable time to maximum concentration (T_{max})
- Partial area under the curve (AUC) out to 30 minutes
- Maximum plasma concentration (Cmax) and overall variability (CV%) continued to improve versus Part 1

Mean Baseline Adjusted Epinephrine Concentration Over Time by Treatment, 0-2 hours*



350
300
250
200
150
100
50
0
Epinephrine Concentration (pg/mL)
0.3mg IM
12mg AQST-109
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
Time (h)

*Represents data from topline results. Figure derived from arithmetic means.

Description†	AQST-109 12 mg, Part 2	Epinephrine IM 0.3 mg, Part 2
No. Subjects/No. of doses	24/48	24/48
C_{max} (pg/mL) (ISCCV%)	274 (96%)	350 (48%)
AUC 0-t (hr•pg/mL)	362	538
AUC 0-30 min (hr*pg/mL)	56.7	47.5
T_{max} (min)	15	50
T_{max} range (min)	8-120	12-120

†Represent data from topline results. Geometric means presented for C_{max} and AUC 0-t, median T_{max}.

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Aquestive
Advancing medicines.
Solving problems.
Improving lives.

AQST-109: Pharmacodynamic (PD) Values Compared Favorably to Epinephrine Auto-injectors in Part 2 of EPIPHAST

- Administration of epinephrine is known to cause an increase in systolic blood pressure over time
- Quantifying the increase in systolic blood pressure after administration of epinephrine is an important measure in assessing the effectiveness of a delivery system
- AQST-109 demonstrated strong and predictable PD values across all measured parameters (systolic and diastolic blood pressure and heart rate)



Mean Change From Baseline Systolic Blood Pressure Over Time
Difference in systolic blood pressure (mmHg)
12
10
8
6
4
2
0
-2
-4
-6
0.3mg IM
12mg AQST-109
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
Time (h)

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Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Rapid Absorption With Favorable PK Per Initial Data From Part 3 of EPIPHAST Trial 13 • Tmax of 12 minutes at target 4-minute hold time*, compared to 50 minutes for 0.3mg IM • AUC within clinically relevant periods of 10, 20 & 30 minutes at target 4-minute hold time compared to 0.3mg IM • Median time to reach 100 pg/mL (suggested as threshold for onset of hemodynamic effects) was 8 minutes at target 4-minute hold time and 10 minutes for 0.3mg IM *Hold time is holding the film under the tongue and limiting swallowing for different periods of time Study Results AQST-109 12mg 4-minute hold time (Target) (N=22 doses) AQST-109 12mg 2-minute hold time (N=23 doses) AQST-109 12mg 0-minute hold time (N=21 doses) AQST-109 12 mg (from Part 2) (N=48 doses) Epinephrine IM Injection 0.3 mg (from Part 2) (N=48 doses) Arithmetic Mean Cmax (pg/mL) 678.4 663.9 359.8 426.1 396.7 Geometric Cmax (pg/mL) 350.4 303.9 211.2 274.3 350.6 AUC 0-10 minutes (hr*pg/mL) 12.8 9.5 9.4 7.9 9.4 AUC 0-20 minutes (hr*pg/mL) 51.2 45.7 30.9 33.1 23.0 AUC 0-30 minutes (hr*pg/mL) 79.1 75.1 49.8 56.7 47.5 Median Tmax (minutes) 12 15 15 15 50

Advancing medicines. Solving problems. Improving lives. 14 AQST-109: Development Steps FDA confirmed that the 505(b)2 approval path is acceptable for AQST-109 Aquestive opened its Investigational New Drug (IND) after receiving FDA clearance in February 2022 Aquestive received Fast Track Designation for AQST-109 in March 2022 Part 3 of AQST-109 EPIPHAST study commenced in April 2022; EPIPHAST study completion expected by the end of Q2 2022 – The purpose of Part 3 is to continue to study the administration of the film under a variety of conditions and further characterize its pharmacokinetics, pharmacodynamics, and safety Repeat dosing comparative study of AQST-109 and 0.3 mg epinephrine auto injector to be conducted during Q3 2022 Anticipate conducting an End-of-Phase 2 meeting with the FDA and commencing the pivotal PK study in the second half of 2022

Advancing medicines. Solving problems. Improving lives. Solving Problems in EPILEPSY 15

Solving Problems in EPILEPSY:

SYMPAZAN® Oral Film (clobazam)

- Commercialized for Lennox-Gastaut syndrome (LGS), a rare, severe form of epilepsy characterized by multiple manifestations of cognitive impairment and developmental delays[1]

≈700K prescriptions annually[3]

50K of nearly 3.4MM patients with epilepsy have seizures related to LGS[2]

30%-40% of people with LGS have dysphagia[4]

LIBERVANT™ Buccal Film (diazepam)

- Under FDA review for management of refractory patients with epilepsy on stable regimens of AEDs who experience seizure clusters

≈1.2M patients with epilepsy suffer from uncontrolled, refractory seizures[6]

≈90% of patients with refractory seizures will not interact with the historically available treatment[5]

>1M Emergency Department visits caused by seizures annually[7]

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Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Continued Expansion of Epilepsy Franchise

SYMPAZAN: Sustained Script Growth for Over 13 Quarters

- Growing prescriber base: over 35% penetration into the focused group of prescribers, with ~80% writing multiple scripts
- Launched as a precursor and compliment to Libervant
- ~90% of Sympazan targets are Libervant targets
- Solid 2-product sales force efficiency


Sympazan TRx
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Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. LIBERVANT: NDA Resubmission Ready to LAUNCH • if granted U.S. market access 18 PDUFA Date • December 23, 2021 Ongoing interactions with the FDA "...[FDA] is actively working on the orphan-drug exclusivity issues related to your NDA. OOPD is also diligently coordinating with the relevant FDA stakeholders in considering each of the arguments raised in your communications. [The Agency] assure[s] you that these issues are top-of-mind and have not fallen off the Agency’s radar. Although [we] cannot commit to a precise date for providing a response, [we] can answer that we are making all efforts to respond in a reasonable timeframe.“ Quote from a communication from the Office of Orphan Products Development of the FDA -- April 2022.

Advancing medicines. Solving problems. Improving lives. Financial Summary (NASDAQ: AQST) 19 Capital • $8M registered direct offering closed June 8 • Available shelf registration, ATM and Common Stock Purchase Agreement Full Year 2022 Guidance (as of May 3, 2022) • Total revenues of approximately $42 to $47 million • Non-GAAP adjusted gross margins of approximately 70% to 75% on total revenues • Non-GAAP adjusted EBITDA loss of $51 to $58 million

2022 Inflexion Points

Continue the expansion of our epilepsy franchise

- Launch of **LIBERVANT** if granted U.S. market access
- Continue to grow **SYMPAZAN** prescriptions

Advance our novel epinephrine delivery platform

- **AQST-109**
- **Q2/Q3:** EPIPHAST study completion
- **Q3:** Repeat dosing comparative study AQST-109 & 0.3 mg EpiPen
- **H2:** Request End-of-Phase 2 meeting with FDA
- **AQST-108**
  - Identify additional product opportunities

Continue to strengthen the capital position of the Company

- Continue strong business performance to generate cash
- Access available funds on potential Libervant approval and U.S. market access
- Appropriate use of ATM facility and Common Stock Purchase agreement
- Utilize shelf registration under favorable conditions

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Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. 21 References CORPORATE INFORMATION , PHARMFILM® TECHNOLOGY, SYMPAZAN®, LIBERVANT™ AND EPINEPHRINE DATA 1. van Rijckevorsel. Treatment of Lennox-Gastaut syndrome: overview and recent findings Neuropsychiatr Dis Treat. 2008;4(6):1001-1019 2. Kwan and Brodie. Early Identification of Refractory Epilepsy N Engl J Med. 2000;342(5):314-319 3. Symphony Health 2020 data on file. 4. Ogawa K, Kanemoto K, Ishii Y, Koyama M, Sirasaka Y, Kawasaki J, Yamasaki S. Long-term follow-up study of Lennox–Gastaut syndrome in patients with severe motor and intellectual disabilities: with special reference to the problem of dysphagia. Seizure. 2001; 10:197-202 5. Triangle Insights Group. Synthesis of Epilepsy (ARS) Primary Research. 2017. Internal Aquestive report: unpublished. 6. Laxer KD, Trinka E, Hirsch LJ, et al. The consequences of refractory epilepsy and its treatment. Epilepsy Behav. 2014;37:59-70. 7. Pallin DJ, Goldstein JN, Moussally JS, Pelletier AJ, Green AR, Camargo CA Jr. Seizure visits in US emergency departments: epidemiology and potential disparities in care. Int J Emerg Med. 2008;1(2):97-105. 8. Simons F.E., Clark S., Camargo C.A. Jr: Anaphylaxis in the community: learning from the survivors. J Allergy Clin Immunol 2009, 124 (2): 301–306 9. Boyce JA, Assa’ad A, Burks AW, et al. Guidelines for the diagnosis and management of food allergy in the United States: report of the NIAID-sponsored expert panel. J Allergy Clin Immunol. 2010;126(6 Suppl):S1- S58. 10. Song TT, Lieberman P. Epinephrine in anaphylaxis: doubt no more. Current opinion in allergy and clinical immunology. 2015;15(4):323-8. 11. Shaker et al. (2020). Anaphylaxis—a 2020 practice parameter update, systematic review, and Grading of Recommendations, Assessment, Development and Evaluation (GRADE) analysis. J Allergy & Clin Immunology, Vol 143, Num 4 12. Yu, J., Lin,R. The Epidemiology of Anaphylaxis. Clin Rev Allergy Immunol. 2018 Jun;54(3):366-374.doi: 10.1007/s12016-015-8503-x. 13. Borish, L., Danoff, T., Ma, L. VOLUME 133, ISSUE 2, SUPPLEMENT . doi.org/10.1016/j.jaci.2013.12.834

Advancing medicines. Solving problems. Improving lives. Thank You